UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COMSovereign Holding Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COMSOVEREIGN HOLDING CORP.

6890 E. Sunrise Drive
Suite 120-506
Tucson, Arizona 85750

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On January 18, 2023

Dear Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of COMSovereign Holding Corp., a Nevada corporation (the “Company”), to be held on Friday, January 18, 2023, at 3:30 p.m., Eastern Time. The meeting will be held in a virtual-only format at www.virtualshareholdermeeting.com/COMS2022 due to public health concerns related to the COVID-19 (coronavirus) pandemic and to support the health and safety of shareholders and employees. As always, we encourage you to vote your shares prior to the Annual Meeting.

You are being asked to vote on the following matters:

1.      To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-seventy-five to one-for-two hundred twenty-five, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than March 31, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate. We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 1.”

2.      To approve an amendment to the Company’s 2020 Long-Term Incentive Plan, or the 2020 Plan, to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 30,000,000 shares. We refer to this proposal as the “Equity Incentive Plan Proposal” or “Proposal 2.”

3.      To elect the four nominees for director named in the accompanying proxy statement, each to hold office until next year’s Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation or removal. We refer to this proposal as the “Director Election Proposal” or “Proposal 3.”

4.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm. We refer to this proposal as the “Ratification of the Appointment of Marcum LLP Proposal” or “Proposal 4.”

5.      To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Annual Meeting will be a completely virtual meeting of stockholders. To participate, vote or ask questions during the virtual-only Annual Meeting, please visit www.virtualshareholdermeeting.com/ COMS2022. You will not be able to attend the Annual Meeting in person. Your vote is important. Whether or not you plan to attend the virtual meeting, we hope that you will vote as soon as possible.

The record date for the Annual Meeting is November 21, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

The Board of Directors would like to express their appreciation for your continued interest in COMSovereign Holding Corp.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting
to Be Held on Wednesday, January 18, 2023 at 3:30 p.m., Eastern Time via webcast at
www.virtualshareholdermeeting.com/COMS2022.

The proxy statement and annual report to shareholders
are available at www.proxyvote.com.

By Order of the Board of Directors,
/s/ Kevin M. Sherlock
Kevin M. Sherlock General Counsel and Secretary

Tucson, Arizona

December 7, 2022

You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Annual Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

COMSOVEREIGN HOLDING CORP.
6890 E. Sunrise Drive
Suite 120-506
Tucson, Arizona 85750

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on January 18, 2023

Our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of COMSovereign Holding Corp., a Nevada corporation (sometimes referred to as “we,” “us,” the “Company” or “COMSovereign”), to be held virtually, via virtual-only format at www.virtualshareholdermeeting.com/COMS2022, on Wednesday, January 18, 2023, at 3:30 p.m., Eastern Time, and any adjournment or postponement thereof.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), to our stockholders primarily via the internet. On or about December 9, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting and how to request printed copies of the proxy materials.

Only stockholders of record at the close of business on November 21, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 184,591,190 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual Meeting for ten days before the Annual Meeting during normal business hours at our address above. The stockholder list will also be available online during the Annual Meeting at www.virtualshareholdermeeting.com/COMS2022.

Our Annual Report on Form 10-K for the year ended December 31, 2021, which contains consolidated financial statements as of and for the fiscal year ended December 31, 2021, accompanies this proxy statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about December 9, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Where and when is the Annual Meeting?

The Annual Meeting will be held on Wednesday, January 18, 2023, at 3:30 p.m., Eastern Time. In light of the COVID-19 (coronavirus) pandemic and to support the health and safety of shareholders and employees, the Annual Meeting will be held in a virtual meeting format only, via webcast on the Internet, with no physical in-person meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Any stockholder may listen to the Annual Meeting and vote live via webcast at www.virtualshareholdermeeting.com/COMS2022. The webcast will begin at 3:15 p.m., Eastern Time.

•        Stockholders may vote and may submit questions during the Annual Meeting via the webcast.

•        Stockholders may also submit questions no earlier than 15 minutes prior to the beginning of the webcast for the Annual Meeting by logging in to www.virtualshareholdermeeting.com/COMS2022 and entering the 16-digit control number included on the Notice or proxy card.

•        To enter the meeting, please have your 16-digit control number, which is available on your proxy card. If you do not have your 16-digit control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting.

•        Instructions on how to connect to and participate in the Annual Meeting via the internet are posted at www.virtualshareholdermeeting.com/COMS2022.

We recommend that you log in a few minutes before 3:30 p.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts. The information on our website is not incorporated by reference into this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2021.

If you plan to vote during the Annual Meeting, you may still do so even if you have already returned your proxy.

What do I need in order to be able to participate in the Annual Meeting online?

You will need the 16-digit control number included on your Notice or your proxy card in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not have your 16-digit control number, you will be able to listen to the meeting only-you will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate in the Annual Meeting via the internet are posted at www.virtualshareholdermeeting.com/COMS2022.

What if during the Annual Meeting I have technical difficulties or trouble accessing the webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties accessing the webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on November 21, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were 184,591,190 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on November 21, 2022 your shares were registered directly in your name with our transfer agent, ClearTrust, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the proxy card that may be mailed to you, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 21, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You can attend the Annual Meeting and vote your shares on all items to be considered at the Annual Meeting by finding the 16-digit control number on the voting instruction form.

What am I voting on?

There are three matters scheduled for a vote:

• Proposal 1:

Approve for the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-seventy-five to one-for-two hundred fifty;

• Proposal 2:

Approval of an amendment to the Company’s 2020 Long-Term Incentive Plan, or the 2020 Plan, to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 30,000,000 shares;

• Proposal 3:

Election of the directors named herein, each to hold office until next year’s annual meeting of stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation, or removal; and

• Proposal 4:	Ratify the appointment of Marcum LLP as our independent registered public accounting firm.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online during the meeting even if you have already voted by proxy.

•        VOTE BY INTERNET:    To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on January 18, 2023 to be counted.

•        VOTE BY PHONE:    To vote over the telephone, dial toll-free 800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on January 18, 2023 to be counted.

•        VOTE BY PROXY CARD:    To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•        VOTE DURING MEETING:    To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/COMS2022, starting at 3:15 p.m., Eastern Time, on Wednesday, January 18, 2023.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other agent, you should have received the Notice containing voting instructions from that organization rather than from COMSovereign. You can attend the Annual Meeting and vote your shares on all items to be considered at the Annual Meeting by finding the 16-digit control number on the voting instruction form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote through the internet, by telephone, by using a printed proxy card or by submitting a ballot online during the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 21, 2022.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the Director Election Proposal and “For” the Long-Term Incentive Plan Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner and do not instruct your brokerage firm, bank, dealer or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, without your instructions your broker or nominee may not vote your shares on Proposal 2 or Proposal 3.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers or other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to: General Counsel and Secretary of COMSovereign Holding Corp., 6890 E. Sunrise Drive, Suite 120-506, Tucson, Arizona 85750.

•        You may vote during the Annual Meeting which will be hosted via the Internet. Simply attending the Annual Meeting online will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting online, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting online.

Your most recent proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your brokerage firm, bank, dealer or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting, your proposal must be submitted in writing by January 9, 2023, to: General Counsel and Secretary of COMSovereign Holding Corp., 6890 E. Sunrise Drive, Suite 120-506, Tucson, Arizona 85750. You are also advised to review the Company’s amended and restated bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or other agent holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank, dealer or other agent by the deadline provided in the materials you receive from your brokerage firm, bank, dealer or other agent.

How are votes counted?

Each share of our common stock you own entitles you to one vote. The Notice and proxy card indicates the number of shares of our common stock you owned at the close of business on April 28, 2020. The inspector of elections will count votes for the meeting and will separately count “For” and “Against” votes, abstentions and broker non-votes.

With respect to Proposal 1, the Director Election Proposal, stockholders do not affirmatively vote “Against” nominees. Instead, if you do not want to elect a particular nominee, you should choose to “Withhold” a vote in favor of the applicable nominee for Director and the inspector of elections will count each “Withhold” for each nominee.

Abstentions will be counted towards the vote total for Proposal 1 and will have the same effect as “Against” votes. Abstentions will have no effect on Proposal 2 or Proposal 4. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for Proposal 2 and Proposal 3. Broker discretionary vote is allowed for Proposal 1 and Proposal 4, and are counted towards a quorum and determining if such Proposal has been approved.

How many votes are needed to approve the proposal?

For the Director Election Proposal, the four nominees receiving the most “For” votes from the holders of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter will be elected. Only votes “For” or “Withhold” will affect the outcome.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Annual Meeting. A quorum will be present if stockholders holding at least a majority of the issued and outstanding shares entitled to vote are present by virtual attendance at the Annual Meeting or represented by proxy. On the record date, there were 184,591,190 shares outstanding and entitled to vote. Thus, the holders of 92,295,595 shares must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, dealer or other agent) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

APPROVAL OF AUTHORIZATION OF THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-SEVENTY-FIVE TO ONE-FOR-TWO HUNDRED FIFTY, WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NO LATER THAN MARCH 31, 2023, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE.

Summary

Our Board has determined that it is advisable and in the Company’s and its stockholders’ best interests that our Board be granted the authority to implement the Reverse Stock Split of the issued and outstanding shares of Common Stock, without correspondingly decreasing the number of authorized shares of Common Stock, at any time on or prior to March 31, 2023, at a ratio between one-for-seventy-five (1:75) to one-for-two hundred fifty (1:250).

As previously disclosed by the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2022, on October 5, 2022, the Company received a written notification (the “Nasdaq Notice”) from the Listing Qualifications Department of Nasdaq (the “Staff”) notifying the Company that the Staff had determined to delist the Company’s securities unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Staff’s determination was based upon the Company evidencing a closing bid price of less than $0.10 per share for the preceding ten consecutive trading days, in contravention of Nasdaq Listing Rule 5810(3)(A)(iii). The Company is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Staff also stated that the Company’s continued non-compliance with the filing requirement set forth in Nasdaq Listing Rule 5250(c)(1) could serve as an additional basis for delisting.

The Company requested and obtained a hearing before the Panel. At the hearing, the Company requested the continued listing of its securities on Nasdaq pending the Company’s compliance with all applicable listing criteria, including the Minimum Bid Price Requirement and the timely filing its Quarterly Reports on Form 10-Q, which request remains under consideration by the Panel. There can be no assurance that the Panel will grant the Company’s request or that the Company will be able to timely satisfy the terms of any extension that may be granted by the Panel.

The Board has elected to approve this Reverse Stock Split and Proposal 1 in order to allow the Company to regain compliance with the Minimum Bid Price Requirement. This approval will also enable the Company to reserve a sufficient number of authorized shares of Common Stock for issuance upon exercise or conversion of all outstanding warrants and other convertible securities.

The exact ratio of the Reverse Stock Split shall be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•        the historical trading price and trading volume of our Common Stock;

•        the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•        our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market;

•        the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

•        the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

•        prevailing general market and economic conditions.

The Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The form of Amended Articles, pursuant to which the Reverse Stock Split would be effected, in the event Proposal 1 is approved by stockholders at the Annual Meeting, is attached to this Proxy Statement as Appendix 1.

The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Nevada or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Requirement to Implement the Reverse Stock Split

If this Proposal 1 and the Reverse Stock Split is approved, the Reverse Stock Split will be effected, at such time and date, if at all, as determined by the Board in its sole discretion, after approval (with an exchange ratio determined by our Board as described above), but no later than March 31, 2023, when the authority granted in this Proposal 1 to implement the Reverse Stock Split would terminate, in order (i) to maintain the listing of our Common Stock on the Nasdaq Capital Market, and (iii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities, and that it is also in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Reverse Stock Split. If our stockholders approve the proposal, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board.

Effective Date

If the proposed amendment to the Articles of Incorporation to give effect to the Reverse Stock Split is approved at the Annual Meeting, subject to the conditions set out in this Proposal 1, then the Reverse Stock Split will become effective, at such time and date, if at all, as determined by the Board in its sole discretion, after approval, but no later than March 31, 2023, on the effective date of the certificate of amendment to our Articles of Incorporation with the office of the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the exchange ratio within the approved range determined by the Board.

Purposes of the Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will be necessary to maintain the listing of our Common Stock on the Nasdaq Capital Market. The Company also needs to assure that there are a sufficient number of authorized shares available for any future issuance of Common Stock upon the exercise or conversion of outstanding warrants and other convertible securities. The Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on the Nasdaq Capital Market.    Our Common Stock is traded on the Nasdaq Capital Market. On January 18, 2022, the Company received notice from Nasdaq that it no longer satisfied the Minimum Bid Price Requirement and had 180 calendar days from the date therein to regain compliance. On July 18, 2022, the Company received a second 180 calendar day period, or until January 16, 2023, to regain compliance. On October 5, 2022, the Company received notice from Nasdaq that it no longer satisfied Listing Rule 5810(3)(A)(iii) (the “Low Priced Stocks Rule”) because the Company’s security had a closing bid price of $0.10 or less for ten consecutive trading days, and therefore the Staff determined to delist the Company’s securities from The Nasdaq Capital Market. The Staff also stated that the Company’s continued non-compliance with the filing requirement set forth in Nasdaq Listing Rule 5250(c)(1) could serve as an additional basis for delisting.

The Company requested and obtained a hearing before the Panel. At the hearing, the Company requested the continued listing of its securities on Nasdaq pending the Company’s compliance with all applicable listing criteria, including the Minimum Bid Price Requirement and the timely filing its Quarterly Reports on Form 10-Q, which request remains under consideration by the Panel. There can be no assurance that the Panel will grant the Company’s request or that the Company will be able to timely satisfy the terms of any extension that may be granted by the Panel.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our Common Stock from the Nasdaq Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is an effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock.    If this proposal is approved by the stockholders at the Annual Meeting and the Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our stockholders.

Risks of the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq.    The Board expects that the Reverse Stock Split will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements regarding the timely filing of quarterly and annual reports filing requirements set forth in Listing Rule 5250(c)(1), requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Reverse Stock Split may decrease the liquidity of our Common Stock.    The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock.    If this proposal is approved by the stockholders at the Annual Meeting and the Board, in its sole discretion, determines that it is in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split, subject to the conditions set out in this Proposal 1, the Reverse Stock Split would become effective upon the filing of a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our Long Term Incentive Plan, and (ii) the number of shares of Common Stock issuable under, and the exercise price of, our outstanding options, warrants and convertible debt.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of our outstanding securities immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of our outstanding securities immediately after the Reverse Stock Split. Moreover, the number of stockholders of record of the Company’s Common Stock will not be affected by the Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the exercise of the Company’s outstanding warrants, preferred stock and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

•        raising capital to fund our operations and to continue as a going concern;

•        establishing strategic relationships with other companies;

•        providing equity incentives to our employees, officers or directors; and

•        expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Minimum Bid Price Requirement. In addition, the additional shares of Common Stock available for the Company to use in connection with the foregoing, will also provide for a sufficient number of authorized shares of Common Stock available for any future issuance of Common Stock upon the exercise of the Company’s outstanding warrants and other convertible securities, which will be considered in determining the ratio of the Reverse Stock Split.

Effect on Long Term Incentive Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities.    Pursuant to the terms of the 2020 Long-Term Incentive Plan, as amended (the “2020 Plan”), the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the 2020 Plan to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Listing.    Our shares of Common Stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will directly affect the listing of our Common Stock on the Nasdaq Capital Market, and we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement.

“Public Company” Status.    Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions.    It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects.    Our Articles of Incorporation presently authorizes 300,000,000 shares of Common Stock and 100,000,000 shares of blank check preferred stock, par value $0.0001 per share. The Reverse Stock Split would not change the number of authorized shares of Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Appraisal Rights

Under Nevada law, our stockholders would not be entitled to appraisal rights in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal

Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock.    A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, ClearTrust, LLC, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record may receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

•        If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

•        If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our Directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Reservation of Right to Abandon the Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the Effective Date, even if our stockholders authorize the Reverse Stock Split at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the proposal will be required to approve the Reverse Stock Split. Abstentions will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this Proposal 1 has been approved. Broker discretionary vote is allowed and are counted towards a quorum and determining if this Proposal 1 has been approved.

The Board Of Directors Recommends
A Vote “For” The Reverse Stock Split Proposal.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE 2020 LONG-TERM INCENTIVE PLAN

On November 21, 2022, the Board approved, subject to stockholder approval, amendments to the COMSovereign Holding Corp. 2020 Long-Term Incentive Plan, or the 2020 Plan. The 2020 Plan was originally adopted by our stockholders on May 6, 2020, and was amended in 2021, as approved by stockholders on June 24, 2021. In this proposal, our stockholders are being asked to approve the 2020 Plan, as amended, or the “Second Amended 2020 Plan,” which contains the following material change to the 2020 Plan:

•        an increase to the number of shares of common stock authorized for issuance under the 2020 Plan by 30,000,000 shares.

Why We Are Asking Our Stockholders to Approve the Second Amended 2020 Plan

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees and directors. Currently, we maintain the 2020 Plan to grant stock options and other forms of equity-based awards to our employees, directors and consultants. The Second Amended 2020 Plan will provide us with the shares necessary to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and directors. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. Stock options have been the primary component of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value.

We believe that the shares currently available for grant under the 2020 Plan will be insufficient to meet our anticipated retention and recruiting needs, our expected growth and hiring needs and our ability to offer equity incentives to new hires that are consistent with our historical equity incentives. We expect to experience targeted growth in personnel as we progress our business. As of November 21, 2022, 5,798,163 shares remained available for future grant under the 2020 Plan.

The increased number of shares we are seeking under the Second Amended 2020 Plan will enable us to have a competitive equity incentive program to retain and motivate our key employees and other service providers and, to the extent necessary, recruit top talent as necessary to execute on our business plan.

The Size of Our Share Request Is Reasonable and We Manage Our Equity Award Use Carefully

We continue to believe that equity incentive awards such as stock options are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our officers and non-employee directors. However, we recognize that equity incentive awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program.

We have managed our long-term stockholder dilution by limiting the number of equity incentive awards granted. The Board and the Compensation Committee of the Board, or the Compensation Committee, monitors our stock award burn rate and dilution, among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board’s or Compensation Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward and retain employees, consultants and directors based on our business plan and anticipated grants.

As of November 21, 2022, the record date for the Annual Meeting, the per-share closing price of our common stock as reported on the Nasdaq Capital Market was $0.058, and there were 184,591,190 shares of our common stock outstanding. As of the record date, the 30,000,000 new shares we are asking for under the Amended 2020

Plan represent approximately 14.8% of our common stock issued and outstanding and issuable upon the exercise of currently-exercisable outstanding options and warrants and outstanding convertible debt and approximately 14.3% of our common stock calculated on a fully-diluted basis and including for the purposes of such calculation: (i) the vesting and exercise, in full, of all outstanding stock awards and (ii) the exercise, in full, of all outstanding warrants to purchase common stock (disregarding any exercise limitations contained therein). If our stockholders do not approve this Proposal 2, we strongly believe we will be unable to successfully use equity as part of our compensation program, as most of our competitors in the industry do, putting us at a significant disadvantage and compromising our ability to enhance stockholder value. Therefore, we believe that approval of this request is in the best interest of our stockholders and our company.

If this Proposal 2 is approved by our stockholders, the Second Amended 2020 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 2, the Second Amended 2020 Plan will not become effective, and the 2020 Plan, as amended in 2021 will continue to be effective in accordance with its current terms.

Description of the Second Amended 2020 Plan

The material features of the Second Amended 2020 Plan are outlined below. The following description of the Second Amended 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Second Amended 2020 Plan. Capitalized terms used in the description of the Second Amended 2020 Plan and not defined have the meanings set forth in the Second Amended Plan 2020. Stockholders are urged to read the actual text of the Second Amended 2020 Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix 2.

Purpose

The Second Amended 2020 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The Second Amended 2020 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock awards.

Shares Available for Awards

The aggregate number of shares of our common stock that may be issued under the Second Amended 2020 Plan, or the Share Reserve, will not exceed 18,333,334 shares, which is the sum of (i) 30,000,000 new shares, plus (ii) 3,333,334 shares originally added to the Share Reserve in connection with our adoption of the 2020 Plan, and 5,000,000 added to the Share Reserve by the amendment approved in 2021.

The following shares of our common stock, or collectively, the 2020 Plan Returning Shares, will also become available again for issuance under the Second Amended 2020 Plan: (i) any shares subject to a stock award granted under the Second Amended 2020 Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award granted under the Second Amended 2020 Plan that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award granted under the Second Amended 2020 Plan that are forfeited back to or repurchased by us because of a failure to vest; and (iv) any shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Eligibility

All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the Second Amended 2020 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Second Amended 2020 Plan only to our employees.

As of November 21, 2022, we had 24 employees, 6 consultants and three non-employee directors.

Administration

The Second Amended 2020 Plan will be administered by our Board, which may in turn delegate authority to administer the Second Amended 2020 Plan to a committee. Our Board has delegated concurrent authority to administer the Second Amended 2020 Plan to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 2.

Subject to the terms of the Second Amended 2020 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common subject to or the cash value of awards, and the terms and conditions of awards granted under the Second Amended 2020 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Second Amended 2020 Plan.

Under the Second Amended 2020 Plan, the Plan Administrator has the authority to effect, with the consent of any adversely affected participant, the reduction of the exercise, purchase, or strike price of any outstanding award; the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, and/or other consideration; or any other action that is treated as a repricing under generally accepted accounting principles.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Stock Options

Stock options may be granted under the Second Amended 2020 Plan pursuant to stock option agreements. The Second Amended 2020 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Second Amended 2020 Plan may not be less than 100% of the fair market value of our common stock on the date of grant, or 110% of fair market value of our common stock in the case of incentive stock option grants to any 10% owner of our common stock.

The term of stock options granted under the Second Amended 2020 Plan may not exceed ten years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 2 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s death or disability. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Second Amended 2020 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. The term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or, unless otherwise provided in a participant’s stock option agreement, if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Second Amended 2020 Plan will be determined by the Plan Administrator and may include payment by cash, certified check, bank draft or money order payable to us or, if permitted by the Compensation Committee in its sole discretion, by delivery of shares of common stock satisfying such requirements as the Compensation Committee shall establish, or through such other mechanism as the Compensation Committee shall permit, in its sole discretion.

Stock options granted under the Second Amended 2020 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Second Amended 2020 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Second Amended 2020 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Second Amended 2020 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•        the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and

•        the term of the ISO must not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Second Amended 2020 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Second Amended 2020 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Second Amended 2020 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s past or future services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Performance Awards

A performance unit award is an award of units (with each unit representing such monetary amount as is designated by the Plan Administrator in the award agreement) granted to a participant, subject to such terms and conditions as the Plan Administrator deems appropriate, including, without limitation, the requirement that the participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

Participants receiving an award of performance units shall only earn into and be entitled to payment in respect of such Awards if we and/or the participant achieves certain performance goals during and in respect of a performance period. The performance goals and the performance period shall be established by the Plan Administrator, in its sole discretion. The Plan Administrator shall establish performance goals for each performance period prior to, or as soon as practicable after, the commencement of such performance period. The Plan Administrator shall also establish a schedule or schedules for performance units setting forth the portion of the award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals at the end of the relevant performance period. In setting performance goals, the Plan Administrator may use, but shall not be limited to, such measures as total stockholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Plan Administrator, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Plan Administrator (in its sole discretion). During any performance period, the Plan Administrator shall have the authority to adjust the performance goals and/or the performance period in such manner as the Plan Administrator, in its sole discretion, deems appropriate at any time and from time to time.

With respect to each performance unit, the participant shall, if the applicable performance goals have been achieved, or partially achieved, as determined by the Plan Administrator in its sole discretion, by us and/or the participant during the relevant performance period, be entitled to receive payment in an amount equal to the designated value of each performance unit times the number of such units so earned. Payment in settlement of earned performance units shall be made as soon as practicable following the conclusion of the respective performance period in cash, in unrestricted common stock, or in restricted shares, or in any combination thereof, as the Plan Administrator, in its sole discretion, shall determine and provide in the relevant award agreement.

Performance units may be granted alone or in addition to any other awards under the Amended 2020 Plan. Subject to the terms of the Second Amended 2020 Plan, the Plan Administrator shall determine the number of performance units to be granted to a participant and the Plan Administrator may impose different terms and conditions on any particular performance units granted to any participant.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Second Amended 2020 Plan. Subject to the terms of the Second Amended 2020 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the Second Amended 2020 Plan will be subject to recoupment in accordance with any clawback policy adopted and/or modified from time to time by the Board, and with any other clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

Changes in Capitalization and Other Matters

The existence of the Second Amended 2020 Plan, any award agreement and/or the awards granted thereunder shall not limit, affect or restrict in any way the right or power of the Board or our stockholders to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the our or any subsidiary’s capital structure or our business, (b) any merger, consolidation or change in the ownership of our company or any of our subsidiaries, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting our or any our subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of our company or any of our subsidiaries, (e) any sale or transfer of all or any part of our or any of our subsidiary’s assets or business, or (f) any other corporate act or proceeding by our company or any subsidiary of our company. No participant, beneficiary or any other person shall have any claim against any member of the Plan Administrator, our company or any of our subsidiaries, or any employees, officers, stockholders or agents of our company or any of our subsidiaries, as a result of any such action.

In the event that the Plan Administrator determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of our company, or other corporate transaction or event affects the common stock such that an adjustment is determined by the Plan Administrator, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Second Amended 2020 Plan, the Plan Administrator may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of common stock or other securities of our company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares of common stock or other securities of our company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price with respect to any stock option, or make provision for an immediate cash payment to the holder of an outstanding award in consideration for the cancellation of such award.

If we enter into or are involved in any merger, consolidation or change in the ownership of our company, the Plan Administrator may take such action as it deems appropriate, including, but not limited to, replacing such stock options with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options or stock appreciation rights granted hereunder as of the date of the consummation of the merger, consolidation or change in the ownership of our company. Notwithstanding anything to the contrary in the Second Amended 2020 Plan, if any merger, consolidation or change in the ownership of our company occurs, we shall have the right, but not the obligation, to cancel each participant’s stock options and/or stock appreciation rights and to pay to each affected participant in connection with the cancellation of such participant’s stock options and/or stock appreciation rights, an amount equal to the excess of the fair market value, as determined by the Plan Administrator, of the common stock underlying any unexercised stock options or stock appreciation rights (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or stock appreciation rights. In the case of any stock option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the merger event, the Plan Administrator may cancel the stock option or stock appreciation right without the payment of consideration therefor.

Upon receipt by any affected participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such merger event, such participant’s affected stock options and/or stock appreciation rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected participant.

Plan Amendments and Termination

The Plan Administrator may amend, modify, suspend or terminate the Second Amended 2020 Plan at any time. No awards may be granted during any period that the Board suspends the Second Amended 2020 Plan. However, except as otherwise provided in the Second Amended 2020 Plan or an award agreement, no amendment or termination of the Second Amended 2020 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s written consent. We will obtain stockholder approval of any amendment to the Second Amended 2020 Plan as required by applicable law and listing requirements. No ISOs may be granted under the Second Amended 2020 Plan after the tenth anniversary of the date the 2020 Plan was adopted by the Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Second Amended 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2020 Plan. The Amended 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Non-statutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Second Amended 2020 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, or Section 162(m), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible.

However, Section 162(m) provides a reliance period exception for corporations that became publicly held before December 20, 2019, pursuant to which the deduction limit under Section 162(m) does not apply to certain compensation paid (or in some cases, granted) pursuant to a plan or agreement that existed during the period in which the corporation was not publicly held, subject to certain requirements and limitations. Under Section 162(m), this reliance period ends upon the earliest of the following: (i) the expiration of the plan or agreement; (ii) the material modification of the plan or agreement; (iii) the issuance of all employer stock and other compensation that has been allocated under the plan; or (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the corporation’s initial public offering occurs. However, the reliance period exception under Section 162(m) may be repealed or modified in the future as a result of certain changes that were made to Section 162(m) pursuant to the Tax Cuts and Jobs Act.

In addition, prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m). Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.

Compensation paid to each of our “covered employees” in excess of $1 million per taxable year generally will not be deductible unless it qualifies for (i) the reliance period exception under Section 162(m) or (ii) the performance-based compensation exception under Section 162(m) pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m), as well as other factors beyond the control of the Plan Administrator, no assurance can be given that any compensation paid by us will qualify for the reliance period exception under Section 162(m) or will be eligible for such transition relief and be deductible by us in the future. However, stock awards granted under the Amended 2020 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the reliance period exception or the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act. Although the Plan Administrator will continue to consider tax implications as one factor in determining executive compensation, the Plan Administrator also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of our company and its stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). The Plan Administrator also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with our business needs.

Awards Granted Under the 2020 Plan

The following table sets forth, for each of the below individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2020 Plan as of November 21, 2022.

2020 Plan

Name and Position	Number of Shares
David A. Knight Chief Executive Officer	—
Dr. Dustin H. McIntire Chief Financial Officer	250,000
Kevin M. Sherlock General Counsel and Secretary	250,000
All current executive officers as a group (Three persons)	500,000

Richard J. Berman Director	225,000
Kay Kapoor Director	200,000
James A. Marks Director	200,000
All current directors who are not executive officers as a group (Three persons)	625,000

Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group (one person)	150,000

Vote Required and Recommendation

The affirmative vote of the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the proposal will be required to approve this Proposal 2. Abstentions will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this Proposal 2 has been approved.

The Board Of Directors Recommends
A Vote “For” The Equity Incentive Plan Proposal.

PROPOSAL 3

Election of Directors

The four nominees for election as directors are set forth below. All nominees will be elected for a one-year term that will expire at the 2023 Annual Meeting of Stockholders. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

The Board presently has four members: Richard J. Berman, Kay Kapoor, James A. Marks and David A. Knight. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. Each director up for re-election was recommended for nomination to the Board at the Annual Meeting by the Nominating and Corporate Governance Committee of the Board. If elected at the Annual Meeting, each of these nominees would serve until the 2023 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Mr. Berman, Ms. Kapoor and Mr. Marks. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board. Each of the nominees for election to the Board has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

NOMINEES

The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to the effective functioning of the Board. To provide a mix of experience and perspective on the Board, the Nominating and Corporate Governance Committee also takes into account geographic, gender, age, and ethnic diversity. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to recommend that nominee should he or she continue to serve on the Board. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

The following table sets forth, for the director nominees, their ages and position/office held with us as of the date of this proxy statement. The directors’ ages are as of November 21, 2022.

Name	Age	Position/Office Held With COMSovereign
Richard J. Berman(1)(2)(3)	80	Director
Kay Kapoor(1)(2)(3)	59	Director
James A. Marks(1)(2)(3)	69	Director
David A. Knight	60	Chief Executive Officer, President, Acting Principal Financial and Accounting Officer, and Director

____________

(1)      Member of the Compensation Committee of the Board (the “Compensation Committee”).

(2)      Member of the Audit Committee of the Board (the “Audit Committee”).

(3)      Member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our Board to recommend them for board service.

Richard J. Berman was appointed to our board of directors upon the closing of our acquisition of COMSovereign Corp. on November 27, 2019. Mr. Berman’s business career spans over 35 years of venture capital, senior management, and merger and acquisitions experience. In the past five years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. Mr. Berman currently serves on the board of the following public companies: BioVie Inc., Context Therapeutics Inc., and Cryoport Inc. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; he created the largest battery company in the world, in the 1980’s, by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); he helped create SoHo, the lower Manhattan neighborhood in NYC, by developing five buildings; and he advised on over $4 billion M&A transactions, completing over 300 deals. Mr. Berman is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. degrees. He also has U.S. and foreign law degrees from Boston College and The Hague Academy of International Law. Our Nominating and Corporate Governance Committee and Board believe that Mr. Berman’s extensive leadership experience in the management of technology companies as well as his financial expertise and significant experience in mergers and acquisitions qualifies him to serve on our board of directors.

Kay Kapoor joined our board of directors in January 2021. Since January 2018, Ms. Kapoor has been the Chief Executive Officer of Arya Technologies, an advisory and consulting firm that provides expertise in technology and telecommunication for government, public and private clients. From January 2013 to October 2017, Ms. Kapoor was the Executive Vice President and President of AT&T’s Global Public Sector organization, a $15 billion segment of its business that provides technology and communications solutions to government and education customers across federal, state, local and international markets. From January 2011 to October 2012,

Ms. Kapoor served as chairman and Chief Executive Officer of Accenture Federal Services (AFS), a wholly-owned subsidiary of Accenture LLC. From November 1990 to October 2010, she was employed at Lockheed Martin Corporation where she led complex organizational units and government relations. She ultimately served as Vice President of Lockheed Martin’s $4 billion, 13,000-employee Information Systems & Global Solutions Civil unit. Ms. Kapoor is the recipient of numerous industry awards, including the Stevie Award for Woman of the Year in Business Services, the Women in Technology Leader Award, the prestigious Janice K. Mendenhall Spirit of Leadership Award, the FCW Fed100 Award and the Asian American Engineer of the Year Award. Ms. Kapoor has a seat on the Dean’s Council at Johns Hopkins University. Ms. Kapoor earned a master’s degree in business from Johns Hopkins University complemented by executive programs at MIT and Harvard University and earned her bachelor’s degree in information systems from the University of Maryland. Our Nominating and Corporate Governance Committee and Board believe that Ms. Kapoor’s significant experience across the technology, telecommunications and defense markets, including expertise in government programs, mergers and acquisitions, sales and marketing, and telecom technology qualifies her to serve on our board of directors.

James A. Marks was appointed to our Board of Directors upon the closing of our acquisition of COMSovereign on November 27, 2019. James A. “Spider” Marks is the President of The Marks Collaborative, an advisory firm dedicated to the development and transformation of corporate leaders and their organizations. He has led business ventures that included entrepreneurial efforts in education, energy, information technology, and primary research. General Marks spent over 30 years in the United States Army holding every command position from infantry platoon leader to commanding general. Significantly, in industry he was responsible for creating, training and managing a company that staffed over 10,000 linguists in Iraq generating annual revenues of over $700 million in less than a year. He has led large multinational organizations and universities within NATO, the European Union, Korea, Southeast Asia, and the Middle East. General Marks is a published author, routine guest speaker, leader and senior advisor for multiple corporations, and has been an on-air military and intelligence analyst to CNN. In governmental relations, he prepared and presented testimonies for intelligence, armed services, and appropriations committees of both houses of the U.S. Congress. He is an Honor Graduate of the U.S. Army’s Ranger School and a member of the Military Intelligence Hall of Fame. General Marks has a Bachelor of Science degree in Engineering from the United States Military Academy at West Point, NY and a Master of Arts degree in Foreign Affairs from the University of Virginia. Our Nominating and Corporate Governance Committee and Board believe that Mr. Marks’ extensive leadership experience as well as his significant experience in government relations and contracting qualifies him to serve on the board of directors.

David A. Knight was appointed to our Board of Directors on November 23, 2022. On September 1, 2022, Mr. Knight was initially appointed Interim Chief Executive Officer, and on November 23, 2022, the Mr. Knight was appointed Chief Executive Officer, President, and Acting Principal Financial and Accounting Officer. Mr. Knight has led turnarounds and transformations of multiple technology and services companies. He previously served as CEO of Dispersive Holdings, a cybersecurity company based in Atlanta, GA from April 2021 through March 2022, and was a member of their board of directors from January 2020 through March 2021. From November 2020 through April 2021, Mr. Knight operated his consultancy company, GlenWest Advisors. Previously, he was CEO of Federos (acquired by Oracle) from April 2016 through November 2020, and was a member of their board of directors from November 2017 through April 2020. Prior to that, Mr. Knight held senior management positions at Motorola, SEI and at Micromuse where he was responsible for the acquisition and integration of over $200 million in subsidiaries and partnerships prior to the firm’s purchase by IBM. He holds a master’s degree in management from Northwestern’s Kellogg School and a Bachelor of Science in Accounting from Valparaiso University.

Vote Required and Recommendation

If a quorum is present and voting, the four nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

The Board Of Directors Recommends
A Vote “For” Each of the Nominees Named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition and Structure; Director Independence

Our business and affairs are managed under the direction of our board of directors, which is currently comprised of seven members. The term of office for each director will be until his or her successor is elected at our next annual meeting or his or her death, resignation or removal, whichever is earliest to occur.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. As set forth in our corporate governance guidelines, when considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors and director nominees will provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Our board of directors expects a culture of ethical business conduct, and encourages each member to conduct a self-review to determine if he or she is providing effective service with respect to both our company and our stockholders. Should it be determined that a member of our board of directors is unable to effectively act in the best interests of our stockholders, such member would be encouraged to resign.

Board Leadership Structure

Our amended and restated bylaws and our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. David A. Knight currently serves as our Chief Executive Officer but does not currently serve as Chairman of the Board.

We will take steps to ensure that adequate structures and processes are in place to permit our board of directors to function independently of management. The directors will be able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

Committees of our Board of Directors

The standing committees of our board of directors consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the committees reports to our board of directors as they deem appropriate and as our board may request. Each committee of our board of directors has a committee charter that will set out the mandate of such committee, including the responsibilities of the chair of such

The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The audit committee is responsible for, among other matters:

•        appointing, retaining and evaluating our independent registered public accounting firm and approving all services to be performed by them;

•        overseeing our independent registered public accounting firm’s qualifications, independence and performance;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

•        establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and

•        reviewing and approving related person transactions.

Our audit committee consists of three of our directors, Richard J. Berman, Kay Kapoor and James A. Marks, each of whom meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 under the Exchange Act and Nasdaq rules. Mr. Berman serves as chairman of our audit committee. Our board of directors has determined that Mr. Berman qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act. The written charter for our audit committee is available on our corporate website at www.COMSovereign.com. The information on our website is not part of this Proxy Statement.

Report of the Audit Committee of the Board of Directors

Our audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021, with our management. Our audit committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, our audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered accountants firm’s communications with the audit committee concerning independence, and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, our audit committee has recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Submitted by the Audit Committee.

Compensation Committee

The compensation committee is responsible for, among other matters:

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving the compensation of our directors, chief executive officer and other executive officers;

•        producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        administering our stock plans and other incentive compensation plans.

Our compensation committee consists of three of our directors, Richard J. Berman, Kay Kapoor and James A. Marks, each of whom meets the definition of “independent director” under the rules of Nasdaq and the definition of non-employee director under Rule 16b-3 promulgated under the Exchange Act. Ms. Kapoor serves as chairman of our compensation committee. Our board of directors has adopted a written charter for the compensation committee, which is available on our corporate website at www.COMSovereign.com. The information on our website is not part of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our board of directors or compensation committee. None of the members of our compensation committee, when appointed, will have at any time been one of our officers or employees.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee will be responsible for, among other matters:

•        determining the qualifications, qualities, skills and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;

•        identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•        overseeing the organization of our board of directors to discharge our board’s duties and responsibilities properly and efficiently;

•        reviewing the committee structure of the board of directors and the composition of such committees and recommending directors to be appointed to each committee and committee chairmen;

•        identifying best practices and recommending corporate governance principles; and

•        developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Our nominating and corporate governance committee consists of three of our directors, Richard J. Berman, Kay Kapoor and James A. Marks, each of whom meets the definition of “independent director” under the rules of Nasdaq. Mr. Marks serves as chairman of our nominating and corporate governance committee. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our corporate website at www.COMSovereign.com. The information on our website is not part of this Proxy Statement.

Other Committees

Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Director Term Limits

Our board of directors has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals serving as directors as it does not believe that such a limit is in the best interests of our company. Our nominating and corporate governance committee will annually review the composition of our board of directors, including the age and tenure of individual directors. Our board of directors will strive to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.

Diversity Policy

Our board of directors is committed to nominating the best individuals to fulfill director and executive roles. Our board has not adopted policies relating to the identification and nomination of diverse directors and executives and as it does not believe that it is necessary in the case of our company to have such written policies at this time. Our board of directors believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience and expertise, as well as a diversity of personal characteristics that may include, but are not limited to, gender, race, ethnicity, national origin, sexual orientation, age, and geography, required to achieve effective stewardship and management. We have not adopted a target regarding diversity on our board or regarding diversity in executive officer positions as our board believes that such arbitrary targets are not appropriate for our company.

Board Diversity Matrix (as of November 23, 2022)

Total Number of Directors	4
	Female	Male		Non-Binary	Did not Disclose Gender
Gender:
Directors	1	3		0	0
Number of Directors who identify in Any of the Categories Below:
African American or Black	0	0		0	0
Alaskan Native or Native American	0	0		0	0
South Asian	1	0		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	0	3		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+			0
Persons with Disabilities			0
Did Not Disclose Demographic Background			0

Risk Oversight

Our board of directors oversees the risk management activities designed and implemented by our management. Our board of directors executes its oversight responsibility for risk management both directly and through its committees. The full board of directors also considers specific risk topics, including risks associated with our strategic plan, business operations and capital structure. In addition, our board of directors regularly receives detailed reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Our board of directors has delegated to the audit committee oversight of our risk management process. Our other board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full board of directors as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Stockholder Communications with the Board of Directors

Our board of directors has adopted a formal process by which stockholders may communicate with our board of directors or any of its directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to: General Counsel and Secretary of COMSovereign Holding Corp., 6890 E. Sunrise Drive, Suite 120-506, Tucson, Arizona 85750. These communications will be reviewed by the General Counsel and Secretary of COMSovereign, who will determine whether the communication is appropriate for presentation to our board of directors or the relevant director. The purpose of this screening is to allow our board of directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent directors. All communications directed to our audit committee that relate to questionable accounting or auditing matters will be promptly and directly forwarded to our audit committee.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.      to our knowledge, except as included in the biographical information included herein with respect to our executive officers and directors, any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.      any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.      being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.      being found by a court of competent jurisdiction in a civil action, the SEC or the CFTC to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.      being the subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.      being the subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics will be available on our website at www.COMSovereign.com by clicking on “Investors.” If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, financial and accounting officers by posting the required information on our website at the above address within four business days of such amendment or waiver. The information on our website is not part of this Proxy Statement.

Our board of directors, management and all employees of our company are committed to implementing and adhering to the Code of Ethics. Therefore, it is up to each individual to comply with the Code of Ethics and to be in compliance of the Code of Ethics. If an individual is concerned that there has been a violation of the Code of Ethics, he or she will be able to report in good faith to his or her superior. While a record of such reports will be kept confidential by our company for the purposes of investigation, the report may be made anonymously and no individual making such a report will be subject to any form of retribution.

Executive Officers

The following table sets forth the names and ages of our named executive officers and the positions held by each. Our board of directors elects our executive officers annually by majority vote.

Name	Age	Positions and Offices
David A. Knight	60	Chief Executive Officer, President, Acting Principal Financial and Accounting Officer, and Director
Dustin H. McIntire, Ph.D.	49	Chief Technology Officer
Kevin M. Sherlock	61	General Counsel and Secretary

Executive Officers who are not Directors

The following sets forth certain information about the experience and attributes of our executive officers who are not directors:

David A. Knight was initially appointed Interim Chief Executive Officer on September 1, 2022, and on November 23, 2022, Mr. Knight was appointed Chief Executive Officer, President, and Acting Principal Financial and Accounting Officer. Mr. Knight has led turnarounds and transformations of multiple technology and services companies. He previously served as CEO of Dispersive Holdings, a cybersecurity company based in Atlanta, GA from April 2021 through March 2022, and was a member of their board of directors from January 2020 through March 2021. From November 2020 through April 2021, Mr. Knight operated his consultancy company, GlenWest Advisors. Previously, he was CEO of Federos (acquired by Oracle) from April 2016 through November 2020, and was a member of their board of directors from November 2017 through April 2020. Prior to that, Mr. Knight held senior management positions at Motorola, SEI and at Micromuse where he was responsible for the acquisition and integration of over $200 million in subsidiaries and partnerships prior to the firm’s purchase by IBM. He holds a master’s degree in management from Northwestern’s Kellogg School and a Bachelor of Science in Accounting from Valparaiso University.

Dustin H. McIntire, Ph.D. was appointed our Chief Technology Officer upon the closing of our acquisition of ComSovereign in November 2019. Dr. McIntire is an electrical design engineer with more than 20 years of experience designing hardware and software for embedded and consumer electronics, wireless communications systems, and the Internet of Things. Additionally, he has an acute broad area expertise over several technological fields and is a skilled technologist and systems architect with a history of successfully leading projects and teams from concept through production utilizing extensive background in computer architecture, low power circuits, embedded software, and communications protocols. He possesses a sharp ability to architect, design, fabricate, and manufacture successful products from concept to high volume production. Examples include co-founding of a cloud-based SaaS company providing IoT services, hosting hundreds of thousands of devices for multiple Fortune 500 companies, and developing a scalable edge computing system to perform distributed tracking using multimodal sensing assets. Companies he has led as either Chief Technologist, Chief Technology Officer or Chief Executive Officer include Tranzeo Wireless Technologies, Inc., Arrayent, Inc., Prodeo Systems, Inc. and Silver-Bullet Technology, Inc. He holds a B.S. from Stanford, and M.S. and Ph.D. degrees in Electrical Engineering from UCLA.

Kevin M. Sherlock was appointed our General Counsel and Secretary in January 2020. Prior to joining our company, Mr. Sherlock was a partner in the law firm of Heurlin Sherlock, PC, in Tucson, Arizona, which he co-founded in 2008 and where he focused primarily on business litigation, securities arbitration, and security clearance matters. While in the private practice of law, Mr. Sherlock also gained considerable experience in corporate structures and mergers and acquisition work. Mr. Sherlock is licensed to practice law in Washington D.C., Florida and Arizona. Mr. Sherlock earned a Bachelor of Science degree in Multinational Business Operations from Florida State University and a Juris Doctorate from Georgetown University Law Center.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 21, 2022 by:

•        each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;

•        each of our directors;

•        each of our named executive officers; and

•        all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after November 21, 2022. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

In the table below, the percentage of beneficial ownership of our common stock is based on 184,591,190 shares of our common stock outstanding as of November 21, 2022 plus that amount of our securities of which that person has a right to acquire beneficial ownership within 60 days after November 21, 2022. Unless otherwise noted below, the address of the persons listed on the table is c/o COMSovereign Holding Corp., 6890 E. Sunrise Drive, Suite 120-506, Tucson, Arizona 85750.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(%)(1)
Named Executive Officers and Directors
Richard J. Berman(2)	570,907	0.0%
Kay Kapoor(3)	166,667	*
James A. Marks(4)	418,688	*
David A. Knight	0	*
Dr. Dustin H. McIntire(5)	1,630,431	*
Kevin M. Sherlock(6)	278,567	*
Executive Officers and Directors as a Group (6 persons)	3,065,260	1.7%

____________

*        less than 1%.

(1)      The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on November 21, 2022. On November 21, 2022, there were 184,591,190 shares of our common stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the numerator and denominator the common stock outstanding and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of November 21, 2022. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

(2)      Includes 428,131 shares held directly by Mr. Berman, 42,776 shares issuable upon the exercise of outstanding warrants and 100,000 shares of common stock underlying options that are exercisable by Mr. Berman.

(3)      Includes 33,334 shares held directly by Ms. Kapoor, 33,333 shares of restricted share awards, and 100,000 shares of common stock underlying options that are exercisable by Ms. Kapoor. Ms. Kapoor has current voting control over all 33,333 restricted share awards.

(4)      Represents 318,688 shares held by Spidernet, Inc., and 100,000 shares of common stock underlying options that are exercisable by Mr. Marks. Mr. Marks has voting and dispositive control over the shares held by Spidernet, Inc.

(5)      Includes 1,483,763 shares held directly by Mr. McIntire, and 63,334 shares issuable upon the exercise of outstanding warrants and 83,334 shares of common stock underlying options that are exercisable by Mr. McIntire.

(6)      Includes 195,233 shares held by the Kevin M. Sherlock Revocable Trust, and 83,334 shares of common stock underlying options that are exercisable by Mr. Sherlock. Mr. Sherlock has voting and dispositive control over the shares held by the trust.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners of our capital stock were complied with.

Executive Compensation

Compensation Program Overview

Our compensation program for executive officers is designed to encourage our management team to continually achieve our short-term and long-term corporate objectives while effectively managing business risks and challenges. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, an annual performance-based bonus and long-term equity-based incentives.

The compensation of our named executive officers is generally determined and approved by the Compensation Committee of our Board.

Elements of Our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executives. We annually review our executives’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executives who can continue to improve the Company’s overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility as well as the competitive market for talent.

Incentive Compensation

Equity awards under the Company’s 2020 Incentive Plan (as defined below), are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and shareholders and encourage retention through multi-year vesting schedules. Long-term equity incentive awards may take a variety of forms. Levels, mix and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

Other Compensation

In 2020 and 2021, we provided each of our named executive officers with health insurance coverage, the payments for which are reflected in the table below.

Summary Compensation Table

The following table provides for the fiscal years indicated below certain summary information concerning compensation awarded to, earned by or paid to the individuals who served as our principal executive officer at any time during fiscal 2021 and our four other most highly-compensated officers in fiscal 2021. These individuals are referred to in this Proxy Statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Daniel L. Hodges(4)	2021	$250,000	$—	$—	$3,409,550	$16,641	$3,676,191
Former Chairman and Chief Executive Officer	2020	150,000	—	81,996	—	15,000	246,996

John E. Howell(5)	2021	250,000	—	—	1,035,766	5,107	1,290,873
Former President	2020	150,000	—	81,996	—	15,000	246,996

Dustin H. McIntire, Phd(6)	2021	225,000	—	—	460,750	16,830	702,580
Chief Technology Officer	2020	150,000	—	81,996	—	15,000	246,996

Kevin M. Sherlock(7)	2021	225,000	—	—	460,750	316	686,066
Secretary and General Counsel	2020	150,000	—	81,996	—	15,000	246,996

__________

(1)      Amounts shown in the “Stock Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to shares of restricted stock granted to our named executive officers. Amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by the named executive officers. The grant date fair values of shares of restricted stock and immediately vested shares were determined as of the grant date using the closing bid price of our common stock on the grant date. The assumptions used for the valuations are set forth in Note 12 — Shareholders’ Equity in the Notes included elsewhere in 2021 Annual Report on Form 10K (“Annual Report”). Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the “Outstanding Equity Awards at Fiscal Year-End” table in the Annual Report and related note.

(2)      Amounts shown in the “Stock Options” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to options granted to our named executive officers. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model. The assumptions used for the valuations are set forth in Note 12 — Shareholders’ Equity in the Notes included elsewhere in this Annual Report. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the “Outstanding Equity Awards at Fiscal Year-End” table in the Annual Report and related notes for information with respect to stock options.

(3)      Reflects amounts paid for health insurance coverage benefits.

(4)      Daniel L. Hodges was elected to our board of directors and was appointed our Chairman and Chief Executive Officer on November 27, 2019 in connection with the consummation of our acquisition of ComSovereign. Mr. Hodges resigned on September 1, 2022.

(5)      John E. Howell was appointed our President on November 27, 2019 in connection with the consummation of our acquisition of ComSovereign. Mr. Howell resigned on September 1, 2022.

(6)      Dr. Dustin H. McIntire was appointed our Chief Technology Officer on November 27, 2019 in connection with consummation of our acquisition of ComSovereign.

(7)      Kevin M. Sherlock was appointed our Secretary and General Counsel on January 1, 2020.

Employment Contracts and Potential Payments Upon Termination or Change in Control

We have entered into employment agreements with our executive officers as follows:

Executive	Title	Date of Agreement	Initial Term of Agreement
David A. Knight	Chief Executive Officer	September 1, 2022	60 days
Dustin H. McIntire, Phd	Chief Technology Officer	December 2, 2019	Four Years
Kevin M. Sherlock	General Counsel and Secretary	January 2, 2020	Four Years

Unless earlier terminated, at the end of the initial terms for Dr. McIntire and Mr. Sherlock, each agreement automatically renews for additional an additional one-year term until cancelled.

The following is a summary of the current compensation arrangements set forth in each employment agreement described above:

Executive	Title	Annual Base Salary
David A. Knight	Chief Executive Officer	$180,000
Dr. Dustin H. McIntire	Chief Technology Officer	225,000
Kevin M. Sherlock	General Counsel and Secretary	225,000

As an incentive to commence employment with us, pursuant to such employment agreements, we issued to each of Dr. McIntire and Mr. Sherlock a restricted stock award of 66,667 shares of common stock, which shares fully vested in two equal instalments on the first and second anniversaries of employment.

Each executive officer is also eligible to receive an employee incentive stock option grant each year during the term, as determined by the Compensation Committee of our board of directors, with a strike price equal to that of the other corporate officers and directors under that current year’s approved option grants. The executives shall have no rights to any portions of any option grant until the vesting of such grant, which shall be on the same vesting terms as the options granted to our other officers and directors.

Under the employment agreements for Dr. McIntire and Mr. Sherlock, the executive will be entitled to severance in the event we terminate his employment without Cause (as defined in the employment agreement), or he resigns from his employment for Good Reason (as defined in the employment agreement). The severance amount for each executive would be (i) his pro rata base salary through the date of termination, and (ii) a severance amount equal to 12 months’ salary. Mr. Knight will be entitled to severance in the event we terminate his employment without cause in the amount of 3 months of salary, benefits, and prorated bonus if terminated without cause before completion of 1 year of service, and 6 months after reaching 1 year of service.

In connection with the execution of employment agreements, each executive also executed our standard employee agreements containing customary confidentiality restrictions and work-product provisions, as well as customary non-competition covenants and non-solicitation covenants with respect to our employees, consultants and customers.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021, regarding our compensation plans under which equity securities are authorized for issuance:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
2020 Long-Term Incentive Plan – Equity compensation plan approved by security holders	5,159,097	2.45	2,901,163
Equity compensation plans not approved by security holders	1,460,006	1.99	—
Total	4,323,888	$1.57	2,901,163

Equity Incentive Plans

2020 Long-Term Incentive Plan.    On April 22, 2020, our board of directors adopted our 2020 Long-Term Incentive Plan (the “2020 Plan”) to provide an additional means to attract, motivate, retain and reward selected employees and other eligible persons. On May 5, 2020, our stockholders approved that plan.

On February 25, 2021, our board of directors adopted a resolution proposing to add 5,000,000 shares of the Company’s common stock to the 2020 Plan. On June 25, 2021, our stockholders approved adding 5,000,000 shares of the Company’s common stock to the 2020 Plan.

Our board of directors, or one or more committees appointed by our Board or another committee (within delegated authority), administers the 2020 Incentive Plan. The administrator of the 2020 Incentive Plan has broad authority to:

•        select participants and determine the types of awards that they are to receive;

•        determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and establish the vesting conditions (if applicable) of such shares or awards;

•        cancel, modify or waive our rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding awards, subject to any required consents;

•        construe and interpret the terms of the 2020 Incentive Plan and any agreements relating to the Plan;

•        accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consent;

•        subject to the other provisions of the 2020 Incentive Plan, make certain adjustments to an outstanding award and authorize the termination, conversion, substitution or succession of an award; and

•        allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check or electronic funds transfer, by the delivery of previously-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the administrator may authorize or any other form permitted by law.

A total of 8,333,334 shares of our common stock are authorized for issuance with respect to awards granted under the 2020 Incentive Plan. Any shares subject to awards that are not paid, delivered or exercised before they expire or are cancelled or terminated, or fail to vest, as well as shares used to pay the purchase or exercise price of awards or related tax withholding obligations, will become available for other award grants under the 2020 Incentive Plan. As of November 21, 2022, stock option grants to purchase an aggregate of 5,580,505 shares of common stock have been issued under the 2020 Incentive Plan, of which 273,074 have been exercised, 3,045,334 were forfeited, and 5,798,163 shares authorized under the 2020 Incentive Plan remain available for award purposes.

Awards under the 2020 Incentive Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, stock units and other forms of awards including cash awards. The administrator may also grant awards under the plan that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code. Awards under the plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers.

Nonqualified and incentive stock options may not be granted at prices below the fair market value of the common stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of our common stock, or 110% of fair market value of our common stock in the case of incentive stock option grants to any 10% owner of our common stock, on the date of grant. These and other awards may also be issued solely or in part for services. Awards are generally paid in cash or shares of our common stock. The plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.

As is customary in incentive plans of this nature, the number and type of shares available under the 2020 Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders. In no case (except due to an adjustment referred to above or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2020 Incentive Plan (by amendment, cancellation and re-grant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our then named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel L. Hodges(1)	—		—			—	—	—	—
Stock Options Grant – Qualified	33,057	66,114		$3.025	4/1/2026	—	—	—	—
Stock Options Grant – Nonqualified	583,610	1,167,219		2.75	4/1/2026	—	—	—	—
John E. Howell(2)	—		—			—	—	—	—
Stock Options Grant – Qualified	33,057	66,114		3.025	4/1/2026	—	—	—	—
Stock Options Grant – Nonqualified	154,277	309,552		2.75	4/1/2026	—	—	—	—
Dr. Dustin H. McIntire(3)	—		—			—	—	—	—
Stock Options Grant – Qualified	36,363	72,726		2.75	4/1/2026	—	—	—	—
Stock Options Grant – Nonqualified	46,971	93,940		2.75	4/1/2026	—	—	—	—
Kevin M. Sherlock(4)	—		—			—	—	—	—
Stock Options Grant – Qualified	36,363	72,726		2.75	4/1/2026	—	—	—	—
Stock Options Grant – Nonqualified	46,971	93,940		2.75	4/1/2026	—	—	—	—

____________

(1)      On April 1, 2021, Daniel L. Hodges was awarded 99,171 qualified stock option grants and 1,750,829 non-qualified stock option grants. These stock option grants vest in three equal instalments on the first, second and third anniversaries of continued employment from the grant date of April 1, 2021. Mr. Hodges resigned on September 1, 2022.

(2)      On April 1, 2021, John E. Howell was awarded 99,171 qualified stock option grants and 462,829 non-qualified stock option grants. These stock option grants vest in three equal instalments on the first, second and third anniversaries of continued employment from the grant date of April 1, 2021. Mr. Howell resigned on September 1, 2022.

(3)       On April 1, 2021, Dr. Dustin H. McIntire was awarded 109,089 qualified stock option grants and 140,911 non-qualified stock option grants. These stock option grants vest in three equal instalments on the first, second and third anniversaries of continued employment from the grant date of April 1, 2021.

(4)      On April 1, 2021, Kevin M. Sherlock was awarded 109,089 qualified stock option grants and 140,911 non-qualified stock option grants. These stock option grants vest in three equal instalments on the first, second and third anniversaries of continued employment from the grant date of April 1, 2021.

DIRECTOR COMPENSATION

General

The following discussion describes the significant elements of the expected compensation program for members of the board of directors and its committees. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our shareholders. Directors who are also executive officers (each, an “Excluded Director”) will not be entitled to receive any compensation for his or her service as a director, committee member or Chair of our board of directors or of any committee of our board of directors.

Director Compensation

Our non-employee director compensation program is designed to attract and retain qualified individuals to serve on our board of directors. Our board of directors, on the recommendation of our compensation committee, will be responsible for reviewing and approving any changes to the directors’ compensation arrangements. In consideration for serving on our board of directors, each director (other than Excluded Directors) will be paid an annual retainer. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred while serving as directors.

On April 1, 2021, the Compensation Committee of our Board adopted a 2021 director compensation program for the non-employee members of our board of directors.

Cash Compensation.    Under such program, we paid each non-employee director a cash fee, payable quarterly, of $65,000 per year for service on our board of directors ($75,000 for Mr. Berman as lead independent director).

Equity Awards.    Each then non-employee director received an award of five-year nonqualified stock options to purchase 200,000 shares (225,000 shares for Mr. Berman) of our common stock at a purchase price of $2.75 per share, of which 50% of such options will vest on April 1, 2022 and 50% of such options will vest on April 1, 2023. Each non-employee director was also eligible to receive grants of stock options, each in an amount designated by the Compensation Committee of our board of directors, from any equity compensation plan approved by the Compensation Committee of our Board.

In addition to such compensation, we reimbursed each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our Board.

The following table sets forth the director compensation we paid in the year ended December 31, 2021, excluding compensation to the Excluded Directors, which is set forth in the summary compensation table of our executive officers above.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
David Aguilar(3)	$65,000	$—	$368,600	$—	$433,600
Richard J. Berman(4)	75,000	—	$414,675	—	489,675
Brent M. Davies(5)	65,000	—	368,600	—	433,600
James A. Marks(6)	65,000	—	368,600	—	433,600
Kay Kapoor(7)	65,000	300,002	368,600	—	733,602

____________

(1)      Amounts shown in the “Stock Awards” column represent the dollar amount recognized for financial statement reporting purposes with respect to the fair value of securities granted in accordance with ASC Topic 718, Compensation — Stock Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be realized upon exercise.

(2)      Amounts shown in the “Option Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to options granted to our directors. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our directors. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model.

(3)      On April 27, 2022, Mr. Aguilar resigned from the board to pursue personal and other business commitments. These stock option grants vest in two equal instalments on the first and second anniversaries of continued employment from the grant date of April 1, 2021.

(4)      Mr. Berman was appointed to our board of directors in connection with our acquisition of ComSovereign on November 27, 2019. Mr. Berman was elected a director at the June 25, 2021 annual meeting of stockholders. As of December 31, 2021, Mr. Berman had an aggregate of 225,000 option awards outstanding. These stock option grants vest in two equal instalments on the first and second anniversaries of continued employment from the grant date of April 1, 2021.

(5)      On October 10, 2022, Mr. Davies resigned from the board to pursue personal and other business commitments. These stock option grants vest in two equal instalments on the first and second anniversaries of continued employment from the grant date of April 1, 2021.

(6)      Mr. Marks was appointed to our board of directors in connection with the our acquisition of ComSovereign on November 27, 2019. Mr. Marks was elected a director at the June 25, 2021 annual meeting of stockholders. As of December 31, 2021, Mr. Marks had an aggregate of 200,000 option awards outstanding. These stock option grants vest in two equal instalments on the first and second anniversaries of continued employment from the grant date of April 1, 2021.

(7)      Ms. Kapoor was appointed to our board of directors on January 21, 2021. Ms. Kapoor was elected a director at the June 25, 2021 annual meeting of stockholders. Ms. Kapoor was granted a restricted stock award of 66,667 shares of our common stock, which shares vest in two equal tranches on the first and second anniversaries of her service on our board of directors. We recognized a $137,500 expense in 2021 related to such restricted stock grant. As of December 31, 2021, Ms. Kapoor had an aggregate of 200,000 option awards outstanding. These stock option grants vest in two equal instalments on the first and second anniversaries of continued employment from the grant date of April 1, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures for Approval of Related Party Transactions

A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:

•        any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•        any person who beneficially owns more than 5% of our common stock;

•        any immediate family member of any of the foregoing; or

•        any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In April 2020, our board of directors adopted a written related-party transactions policy. Pursuant to this policy, the Audit Committee of our board of directors will review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a related-party transaction, our Audit Committee shall take into account, among other factors, the following: (i) whether the related-party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third party under the same or similar circumstances; (ii) the extent of the related party’s interest in the transaction; and (iii) whether the transaction would impair the independence of a non-employee director.

Related Party Transactions

Other than compensation arrangements for our named executive officers and directors, which we describe above, the only related party transactions to which we were a party during the year ended December 31, 2021, since January 1, 2021, or any currently proposed related party transaction, are as follows.

TM Technologies, Inc. Relationships

Daniel L. Hodges, our former Chairman and Chief Executive Officer, is also the founder, Chairman and Chief Executive Officer of TM Technologies, Inc. (“TM”), the former licensee of proprietary TM/OFDM modulation technology owned by an affiliate of Mr. Hodges. Mr. Hodges also controls TM by virtue of his ownership or control of a majority of the capital stock of TM. Kevin Sherlock, our General Counsel, is also a member of the board of directors of TM.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of Marcum LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that Marcum LLP is well suited to provide the services that we require in 2022 and beyond. Representatives of Marcum LLP are expected to be available for the Annual Meeting, where they will be available to respond to questions and, if they desire, to make a statement.

Principal Accountant Fees And Services

The following table summarizes the aggregate fees billed to the Company by Marcum LLP and be Haskell & White LLP, for the fiscal years ended December 31, 2021 and 2020:

	2021	2020
Audit fees(1)	$627,922	$622,426
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	56,876
Total	$627,922	$679,302

____________

(1)      Audit fees consist of fees billed for professional services rendered for the audit of the consolidated annual financial statements of the Company, review of the interim condensed consolidated financial statements included in quarterly reports.

(2)      Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements of the Company and are not reported under “Audit fees.” For the periods indicated these fees primarily related to miscellaneous professional services.

(3)      Tax fees consist of fees billed for professional services rendered for tax compliance, advice and planning. For the periods indicated these services included assistance regarding federal and state tax compliance and consultations regarding various income tax issues.

(4)      All other fees for the fiscal year ended December 31, 2021 related to the comfort letters required for the public offering we completed in January 2021.

Vote Required and Recommendation

If a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of Marcum LLP as our independent registered public accounting firm. Broker discretionary vote is allowed and are counted towards a quorum and determining if this Proposal 4 has been approved.

The Board Of Directors Recommends
A VOTE “For” The Ratification OF THE APPOINTMENT OF MARCUM LLP.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or our company. Direct your written request to the attention of the General Counsel and Secretary of COMSovereign Holding Corp., 6890 E. Sunrise Drive, Suite 120-506, Tucson, Arizona 85750 or call us at (469) 930-2661. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Kevin M. Sherlock
Kevin M. Sherlock
General Counsel and Secretary

December 7, 2022

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to: General Counsel and Secretary of COMSovereign Holding Corp., 6890 E. Sunrise Drive, Suite 120-506, Tucson, Arizona 85750.

Appendix 1

CERTIFICATE OF AMENDMENT
TO THE
RESTATED ARTICLES OF INCORPORATION
OF
COMSOVEREIGN HOLDING CORP.
a Nevada Corporation

January [*], 2023

Pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”), the undersigned corporation adopts the following Amendment to the Restated Articles of Incorporation (the “Amendment”) of COMSovereign Holding Corp. This Amendment is signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors and majority of the stockholders adopted on January 18, 2023 and by resolution of the board of directors adopted on November 21, 2022.

1.    NAME OF CORPORATION. The name of the corporation is COMSovereign Holding Corp. (the “Corporation”).

2.    AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION. Section 3.02 of the Restated Articles of Incorporation is hereby amended and restated in its entirety with the following two paragraphs:

“3.02            Common Stock The total number of authorized shares of Common Stock shall be three hundred million (300,000,000).

Upon the effectiveness of this Certificate of Amendment, (the “Effective Time”), each share of the Common Stock, issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into [range 0.0133 to 0.0004] of a share of Common Stock; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by [range 0.0133 to 0.0004], but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

3.    STOCKHOLDER APPROVAL. This Amendment has been approved by the stockholders pursuant to the Nevada Corporations Act.

4.    EFFECTIVE DATE OF FILING. This Amendment shall become effective at 11:59 p.m. Eastern Time on January [*], 2023.

IN WITNESS HEREOF, the undersigned has executed this Certificate of Amendment to the Restated Articles of Incorporation as of the date first written above.

COMSOVEREIGN HOLDING CORP.
By:
Name:	David A. Knight
Title:	President

Appendix 1-1

Appendix 2

COMSOVEREIGN HOLDING CORP.

2020 LONG-TERM INCENTIVE PLAN

* * * * *

1. Purpose. The purpose of the COMSovereign Holding Corp. 2020 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of COMSovereign Holding Corp. (the “Company”), its Subsidiaries and its stockholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, directors and consultants, or those who will become employees, directors or consultants, and to align the interests of those individuals and the Company’s stockholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1         “Award” means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

2.2         “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 of the Plan in connection with the granting of an Award.

2.3         “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4         “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.5         “Committee” means the Compensation Committee of the Board (or such other committee of the Board as may be established to administer the Plan, as described in Section 3 of the Plan), or if no such committee has been appointed or established, the Board.

2.6         “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company, or any security of the Company issued by the Company in substitution or exchange therefor.

2.7         “Company” means COMSovereign Holding Corp., a Nevada corporation, or any successor entity to COMSovereign Holding Corp.

2.8         “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.9         “Fair Market Value” means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on a public exchange for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.

2.10       “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.11       “Non-Employee Director” means a director serving on the Board who is a “non-employee director” within the meaning of SEC Rule 16b-3(b)(3).

2.12       “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

Appendix 2-1

2.13       “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.14       “Performance Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.15       “Plan” means the COMSovereign Holding Corp. 2020 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.16       “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

2.17       “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

2.18       “Subsidiary(ies)” means any corporation (other than the Company), trust, partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting shares, partnership, beneficial or membership interests in one of the other entities in such chain.

3. Administration.

3.1         The Committee. The Plan shall be administered by the Committee. Subject to the last sentence of this Section 3.1, the Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. In the event that the Board has not appointed the Committee, then the Board shall have all the powers of the Committee under the Plan.

3.2         Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

3.3         Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

Appendix 2-2

4. Term of Plan/Common Stock Subject to Plan.

4.1         Term. Unless terminated earlier by the Board, the Plan shall terminate on May 1, 2030, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

4.2         Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed thirty-eight million three hundred thirty three thousand and three hundred thirty four (38,333,334) shares (on a January 21, 2021 post reverse-split basis); all of which may be issued pursuant to the exercise of Incentive Stock Options. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

4.3         Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5. Eligibility. Individuals eligible for Awards under the Plan shall consist of employees, directors and consultants, or those who will become employees, directors or consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary. Notwithstanding the above, Incentive Stock Options may only be granted to employees of the Company.

6. Stock Options.

6.1         Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s)”). All Stock Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

6.2         Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Stockholder”).

Appendix 2-3

6.3         Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Stockholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. This Section 6.3 shall not apply to a Stock Option granted pursuant to the assumption of, or substitution for, another security in a manner that complies with section 424(a) of the Code (whether or not the Stock Option is an Incentive Stock Option).

6.4         Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Stockholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.5         Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (and applicable tax withholding) in cash, by certified check, bank draft, or money order payable to the order of the Company, or, if permitted by the Committee in its sole discretion, by delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit, in its sole discretion. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

6.6         Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

6.7         Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

7. Stock Appreciation Rights.

7.1         Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2         Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

7.3         Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

7.4         Date of Exercisability. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

Appendix 2-4

7.5         Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

7.6         Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

8. Restricted Shares.

8.1         Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the COMSovereign Holding Corp. 2020 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and COMSovereign Holding Corp. Copies of such Plan and Award Agreement are on file in the office of the Secretary of COMSovereign Holding Corp. COMSovereign Holding Corp. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. COMSovereign Holding Corp. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied.”

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

8.2         Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service with the Company for any reason or for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

8.3         Restriction Period. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

Appendix 2-5

8.4         Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant, provided that the removal of such legend is permitted by applicable federal and state securities laws.

8.5         Stockholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

9. Performance Units.

9.1         Terms and Conditions. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

9.2         Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

9.3         Grants. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

9.4         Performance Goals and Performance Periods. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total stockholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

9.5         Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

Appendix 2-6

10.  Other Provisions.

10.1       Performance-Based Awards. Performance Units, Restricted Shares, and other Awards subject to performance criteria shall be paid solely on account of the attainment of one or more pre-established performance goals. Until otherwise determined by the Committee, the performance goals shall be the attainment of pre-established levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow, regulatory approval of products, strategic alliances and joint ventures and patent issuances.

11.  Dividend Equivalents. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

12.  Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

13.  Changes in Capitalization and Other Matters.

13.1       No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, stockholders or agents of the Company or any subsidiary, as a result of any such action.

13.2       Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

Appendix 2-7

13.3       Mergers. If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a “Merger Event”), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant’s Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights.            In the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Merger Event, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor.

 Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

14.  Amendment, Suspension and Termination.

14.1       In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely affect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, (y) increase the number of shares available for Awards pursuant to Section 4.2, or (z) change the performance criteria listed in Section 10.1, without stockholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A.

14.2       Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.

Appendix 2-8

15.  Miscellaneous.

15.1       Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

15.2       No Right to Employment or Continuing Relationship. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director, or consultant of the Company or any Subsidiary any right to continued employment, directorship, or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship, or consulting relationship of any employee, director, or consultant at any time for any reason, even if such termination adversely affects such Participant’s Awards.

15.3       Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

15.4       Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

15.5       Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

15.6       Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission,

Appendix 2-9

any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

15.7       Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

15.8       Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.9       Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

15.10     Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

15.11     Code Section 409A. This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant‘s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.

Appendix 2-10

15.12     Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

15.13     Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s stockholders in accordance with Section 422 of the Code. If such stockholder approval is not obtained, the Plan and any awards granted under the Plan shall be null and void and of no force and effect.

IN WITNESS WHEREOF, this Plan was adopted by the Company on the 6th day of May, 2020, as amended on June 25, 2021, and as further amended on January 18, 2023.

COMSOVEREIGN HOLDING CORP.
By:	/s/
Name:	David A. Knight
Title:	Chief Executive Officer

Appendix 2-11

SCAN TO VIEW MATERIALS & VOTE COMSOVEREIGN HOLDING CORP 6890 E. SUNRISE DRIVE SUITE 120-506 TUCSON, AZ 85750 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/COMS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 17, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D93522-P83112 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COMSOVEREIGN HOLDING CORP For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 3. Election of Directors: All nominees will be elected for a one-year term that will expire at the 2023 Annual Meeting of Stockholders. Nominees: 01) Richard J. Berman 02) Kay Kapoor 03) James A. Marks 04) David A. Knight The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-seventy-five to one-for-two hundred twenty-five, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than March 31, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate. We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 1.” 2. To approve an amendment to the Company’s 2020 Long-Term Incentive Plan, or the 2020 Plan, to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 30,000,000 shares. We refer to this proposal as the “Equity Incentive Plan Proposal” or “Proposal 2.” 4. To ratify the appointment of Marcum LLP as our independent registered public accounting firm. We refer to this proposal as the “Ratification of the Appointment of Marcum LLP Proposal” or “Proposal 4.” NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available www.proxyvote.com. D93523-P83112 COMSOVEREIGN HOLDING CORP Annual Meeting of Stockholders January 18, 2023 3:30 PM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David A. Knight and Kevin M. Sherlock, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COMSOVEREIGN HOLDING CORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:30 PM, Eastern Time on January 18, 2023, virtually via the Internet at: www.virtualshareholdermeeting.com/COMS2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side